UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

vTv Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)\

Delaware	001-37524	47-3916571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 310
High Point, NC	27265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 841-0300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	VTVT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement of Class A Common Shares and Pre-Funded Warrants

On February 27, 2024, vTv Therapeutics Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”) (i) an aggregate of 464,377 shares (the “Shares”) of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $11.81 per share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 3,853,997 shares of Common Stock (the “Warrant Shares”) at a purchase price of $11.80 per Pre-Funded Warrant (representing the $11.81 per Share purchase price less the exercise price of $0.01 per Warrant Share). The purchase price of the Shares and Warrant Shares were based on a 45-day volume-weighted average price at the time agreed between the Purchasers and the Company. The Pre-Funded Warrants are exercisable at any time after their original issuance and will not expire.

The Private Placement closed on February 27, 2024. The Company received aggregate gross proceeds from the Private Placement of approximately $51.0 million, before deducting offering expenses payable by the Company.

The Pre-Funded Warrants issued in the Private Placement provide that the holder of the Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that the holder may increase the Beneficial Ownership Limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%.

The Securities Purchase Agreement (i) provides the lead Purchasers with rights to designate an aggregate of three nominees to serve as directors on the Board, subject to the lead Purchasers continuing to own at least 50% of the Shares and Pre-Funded Warrants (including Warrant Shares issued pursuant to the exercise of the Pre-Funded Warrants) purchased by the Purchasers at the closing of the Private Placement, (ii) requires the Company to implement Board voting procedures requiring at least five directors to approve certain Company actions, (iii) grants certain participation rights to the Purchasers giving them the right to purchase their proportionate share of certain future financing transactions, (iv) requires the Company to use commercially reasonable efforts to (a) offer and sell securities for cash and/or (b) receive cash consideration in connection with a royalty or licensing agreement related to a preclinical or clinical drug candidate of the Company, other than TTP 399, that in respect of (a) and/or (b) results in the receipt of gross proceeds of at least an aggregate of $30.0 million and (v) grants the Purchaser the right to purchase up to an additional $30.0 million of Common Stock 18 months following the closing of the Private Placement, subject to certain conditions. The Securities Purchase Agreement also contains customary representations, warranties and covenants of the parties.

The foregoing descriptions of the Securities Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Private Placement Registration Rights Agreement

On February 27, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register for resale the Shares and the Warrant Shares held by the Purchasers (the “Registrable Securities”) in accordance with the terms and conditions of the Registration Rights Agreement. Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the Registrable Securities following a demand made by any Purchaser in accordance with the provisions thereof. The Company has agreed to use reasonable efforts to file such registration statement within 60 days of such demand and to use its reasonable best efforts to cause such registration statement to become effective as promptly as practicable following the filing of the registration statement. The Company also agreed to use reasonable best efforts to keep such registration statement effective until the date (i) the Shares and Warrant Shares covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction or (ii) 10 years after the date of the Registration Rights Agreement. Additionally, pursuant to the Registration Rights Agreement, the Purchasers are permitted (i) one underwritten offering per calendar year, but no more than two underwritten offerings in total, and (ii) no more than one underwritten offering and/or block trade in any 12 month period, to effect the sale or distribution of the Shares and

Warrant Shares, subject to certain limitations. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities, other than sales commissions and underwriter discounts.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Amendment to Common Stock and Warrant Purchase Agreement

In connection with the Private Placement, the Company entered into an amendment to the Common Stock Purchase Agreement with G42 Investments AI Holdings RSC Ltd (“G42”) (the “G42 Amendment”), on February 27, 2024. The G42 Amendment, among other things, (i) amends the priority of G42’s piggyback registration rights with regard to registrations made pursuant to the Registration Rights Agreement and (ii) removes G42’s right to designate a member of the Company’s board of directors (the “Board”).

The foregoing descriptions of the G42 Amendment does not purport to be complete and is qualified in its entirety by reference to the G42 Amendment, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Amendment to Common Stock Purchase Agreement

In connection with the Private Placement, the Company entered into an amendment to the Common Stock and Warrant Purchase Agreement with CinPax, LLC (“CinPax”) and CinRx Pharma, LLC (the “CinRx Amendment”) on February 27, 2024. The Cin Rx Amendment, among other things, (i) amends the priority of CinPax’s piggyback registration rights with regard to registrations made pursuant to the Registration Rights Agreement, (ii) removes CinPax’s right to designate a member of the Company’s Board and (iii) amends CinPax’s right to designate a Board observer.

The foregoing descriptions of the CinRx Amendment does not purport to be complete and is qualified in its entirety by reference to the CinRx Amendment, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Amendment to Investor Rights Agreement

In connection with the Private Placement, the Company entered into an amendment to the M&F Investors Rights Agreement (the “M&F Amendment”) with M&F TTP Holdings Two LLC (as successor in interest to vTv Therapeutics Holdings LLC) (“M&F”) on February 27, 2024. The M&F Amendment, among other things, (i) amends the priority of M&F’s piggyback registration rights with regard to registrations made pursuant to the Registration Rights Agreement, (ii) decreases the number of director nominees that M&F has the right to designate to two, subject to M&F continuing to beneficially own 50% of the shares of Common Stock beneficially owned by it on the date of the M&F Amendment and (iii) removes M&F’s right to designate the members of the committees of the Board.

The foregoing descriptions of the M&F Amendment does not purport to be complete and is qualified in its entirety by reference to the M&F Amendment, a copy of which are filed as Exhibit 10.5 hereto and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers.

(b)

Director Resignations

On February 23, 2024, in connection with the Private Placement, Jonathan Isaacsohn resigned as a member of the Board and Hersh Kozlov resigned as a member of the Board, the Compensation Committee and Nominating and Corporate Governance Committee of the Board, effective and contingent on the closing of the Private Placement. Each of Dr. Isaacsohn and Mr. Kozlov’s resignations is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 23, 2024, in connection with the Private Placement, John A. Fry agreed to resign as a member of the Board, the Audit Committee and Nominating and Corporate Governance Committee of the Board and Howard L. Weiner agreed to resign as a member of the Board and the Audit Committee of the Board, effective as of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Each of Mr. Fry and Dr. Weiner’s resignations is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 23, 2024, in connection with the Private Placement, Keith Harris agreed to resign as a member of the Board and the Audit Committee of the Board, effective following the later of (a) the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and (b) the appointment of a director pursuant to Section 7.9(c) of the Securities Purchase Agreement. Dr. Harris’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)

Director Appointments

On February 23, 2024, in connection with the Private Placement, Raymond Cheong and Srinivas Akkaraju were each elected as directors of the Company, effective and contingent on the closing of the Private Placement. Drs. Cheong and Akkaraju were elected as directors pursuant to the director designation rights granted to the lead Purchasers pursuant to the Securities Purchase Agreement.

Drs. Cheong and Akkaraju have no familial relationships with any executive officer or director of the Company.

Both Dr. Cheong and Dr. Akkaraju will enter into the Company’s standard form of indemnification agreement in connection with their election to the Board, the form of which is attached as Exhibit 10.7 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-204951), originally filed with the SEC on June 15, 2015.

As previously disclosed in this Current Report, on February 27, 2024, the Company entered into the Securities Purchase Agreement with the Purchasers, pursuant to which the Company agreed to sell and issue the Shares and Pre-Funded Warrants in the Private Placement. Each of Dr. Cheong and Dr. Akkaraju is affiliated with a Purchaser.

(e)

On February 23, 2024, upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Board approved an increase in Paul Sekhri, the Company’s President and Chief Executive Officer’s, base annual salary from $480,000 to $650,000, a one time bonus in the amount of $471,042 and a reduction in Mr. Sekhri’s target annual cash bonus percentage from 75% to 60% of his annual base salary, effective as of January 1, 2024. The Board also approved, upon recommendation of the Compensation Committee, the grant to Mr. Sekhri of a stock option to purchase 89,212 shares of Common Stock, subject to the terms and conditions set forth in the option award agreement. The exercise price of the option is $11.81 per share and the option shall vest, subject to the Company’s stockholders’ approval of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”), in 12 equal installments on a quarterly basis, commencing on the first quarter following the date of grant, with the final tranche vesting on the third anniversary thereof, subject to Mr. Sekhri’s continued employment or service with the Company through each such vesting date.

On February 23, 2024, upon recommendation of the Compensation Committee of the Board, the Board approved the grant to Steven Tuch, the Company’s SVP, Chief Financial Officer, of stock options to purchase an aggregate of 62,159 shares of Common Stock, subject to the terms and conditions set forth in the option award agreements. The exercise price of the options is $11.81 per share and each option shall vest, subject to the Company’s stockholders’ approval of the 2024 Plan, in 12 equal installments on a quarterly basis, commencing on the first quarter following the date of grant, with the final tranche vesting on the third anniversary thereof, subject to Mr. Tuch’s continued employment or service with the Company through each such vesting date.

Item 8.01	Other Events.

On February 28, 2024, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

10.1	Securities Purchase Agreement, dated February 27, 2024, by and among vTv Therapeutics Inc. and the investors party thereto.

10.2	Registration Rights Agreement, dated February 27, 2024, by and among vTv Therapeutics Inc. and the investors party thereto.

10.3	Amendment to Common Stock and Warrant Purchase Agreement, dated February 27, 2024, by and between vTv Therapeutics Inc. and G42 Investments AI Holdings RSC Ltd.

10.4	Amendment to Common Stock Purchase Agreement, dated February 27, 2024, by and among vTv Therapeutics Inc., CinPax, LLC and CinRx Pharma, LLC .

10.5	Amendment to Investor Rights Agreement, dated February 27, 2024, by and between vTv Therapeutics Inc. and M&F TTP Holdings Two LLC (as successor in interest to vTv Therapeutics Holdings LLC).

99.1	Press Release, dated February 28, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VTV THERAPEUTICS INC.

Date: February 28, 2024	By:	/s/ Paul J. Sekhri
Name: Paul J. Sekhri
Title: President and Chief Executive Officer